UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2005

ConsultAmerica, Inc.

(Exact Name of Registrant as Specified in its Charter)

         Delaware

333-120253

04-3007151

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         (State or Other Jurisdiction         (Commission File Number)                        (IRS Employer

                of Incorporation)                                                                                     Identification No.)

                                 13070 Addison Road

                                      Roswell, GA                                                30075

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                   (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code 404-915-0570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On July 24, 2005, Edward A. Sundberg, the Company’s Chairman and President, became ill in Toronto while traveling for business. He underwent quadruple bypass surgery on July 26, 2005. There is no way to predict if or when Mr. Sundberg will be able to resume normal business activities.

Mr. Sundberg is responsible for obtaining and supervising substantially all of the Company’s engagements. It is unlikely that the Company will obtain engagements during his absence.

Mr. Sundberg’s daughter, Lindsey Sundberg, the Company’s Treasurer will handle the Company’s day-to-day affairs during Mr. Sundberg’s absence.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSULTAMERICA, INC.

/s/ Edward A. Sundberg

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By: Edward A. Sundberg, Chief Executive Officer and Chairman of the Board

Dated: August 12, 2005

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